UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Event Requiring Report: August 29, 2003
                                                  ---------------


                          INTERNATIONAL WIRELESS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045                36-4286069
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                               SEC Attorneys, LLC
                        110 Washington Avenue, 4th Floor
                         North Haven, Connecticut 06473
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 234-6350
                                                         ------------------


                  55 Marbleridge Road, North Andover, MA 01801
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

     On August 29, 2003, as a result of the inability of the registrant to merge with Scanbuy, Inc. due to the registrant's outstanding liabilities in excess of $1 million U.S. Dollars to various creditors as noted in the registrant last Form 10-KSB filing for fiscal year ended December 31, 2002, a change in control of the Registrant occurred in conjunction with naming Atty. Jerry Gruenbaum of First Union Venture Group, LLC as attorney of record for the purpose of overseeing the proper disposition of the Company and its remaining assets and liabilities by any means appropriate including filing Chapters 7 and 11 of the U.S. Bankruptcy Code and in particular, but not limited to, settling any and all liabilities to the U.S. Internal Revenue Service and the Commonwealth of Massachusetts' Attorney General's Office for unpaid wages.

     In conjunction with naming Attorney Jerry Gruenbaum of First Union Venture Group, LLC as attorney of record for the purpose of overseeing the proper disposition of the Company and its remaining assets and liabilities, the registrant issued First Union Venture Group, LLC, a Nevada Limited Liability Company, Thirty Million (30,000,000) common shares as consideration for their services.

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

          Not applicable.

ITEM  5.  OTHER EVENTS.

     On August 29, 2003 the registrant cancelled its intended merger with Scanbuy, Inc.

ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     On August 29, 2003 after approval of a reorganization plan for the registrant including a change in control, the entire board of directors consisting of Ira Weiss as Chairman, Stanley A. Young, and John Kelly resigned effective immediately. The board further approved the resignation of Michael Dewar from the board.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------
                      99      Resolution of the Directors of International
                              Wireless, Inc. to cancel Merger with Scanbuy,
                              Inc., appoint attorney in fact, and change in control of registrant.

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not applicable.

ITEM  9.  REGULATION FD DISCLOSRE

          Not applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 11, 2003                         International Wireless, Inc.
       -------------------                         ----------------------------
                                                   (Registrant)

                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                    Jerry Gruenbaum, Secretary